EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Discovery Communications, Inc. (the “Company”) on Form 10-K for the fiscal year ending December 31, 2008 as filed with the Securities and Exchange Commission (the “Report”), I, David M. Zaslav, President and Chief Executive Officer of the Company, certify that to my knowledge:

1. the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David M. Zaslav

David M. Zaslav
President and Chief Executive Officer

Date: February 25, 2009